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                                                                  Exhibit 99.4

                          MSD/MST SUBLICENSE AGREEMENT
                          ----------------------------

     This Agreement is entered into as of November 30, 1995 among MESO SCALE DIAGNOSTICS, LLC., ("MSD"), a Delaware limited liability company with its principal office at 16020 Industrial Drive, Gaithersburg, Maryland, MESO SCALE TECHNOLOGIES, LLC., a Delaware limited liability company with its principal office at 16020 Industrial Drive, Gaithersburg, Maryland ("MST"), and IGEN, Inc., a California corporation with its principal office at 16020 Industrial Drive, Gaithersburg, Maryland ("IGEN").

                                    RECITALS
                                    --------

     MSD and IGEN have entered into an IGEN/MSD License Agreement dated of even date herewith (the "IGEN/MSD License Agreement") pursuant to which IGEN has licensed certain rights in IGEN's technology to MSD. MSD, MST and IGEN are party to a Joint Venture Agreement of even date herewith (the "JV Agreement"). In consideration of the execution and delivery by MST of the MST License agreement (as defined in the JV Agreement) and the JV Agreement, MSD wishes to enter into this Agreement in order to sublicense to MST certain rights granted MSD pursuant to the IGEN/MSD License Agreement.

                                    AGREEMENT
                                    ---------

     The parties hereto hereby agree as follows:

Definitions. Terms defined in the JV Agreement and IGEN/MSD License Agreement
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and not otherwise defined herein shall have the earnings as so defined.

1. License Grants
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     1.1. IGEN Technology. MSD hereby grants to MST an exclusive worldwide,
          ---------------
royalty-free license to practice the IGEN Technology to make, use and sell products or processes applying or related to the Research Technologies outside of the Diagnostic Field; provided that IGEN Technology shall not include (i) any technology that is subject to exclusive licenses granted by IGEN to third parties prior to the date hereof, or (ii) any technology that is subject to exclusive licenses granted by third parties to IGEN. In the event any such exclusive license terminates, or IGEN is otherwise no longer restricted by such license from licensing such technology, such technology shall be, and hereby is, licensed to MST pursuant hereto.

     1.2. IGEN Improvements. MSD hereby grants to MST an exclusive, worldwide,
          -----------------
royalty-free license to practice the IGEN Improvements to make, use and sell products, services or processes applying or related to the Research Technologies outside of the Diagnostic Field.

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     1.3. Sublicenses. MST shall have the right, after providing written notice
          -----------
to IGEN, to grant sublicenses to third parties under the licenses granted pursuant hereto, provided that such third parties are affiliates of MST.
                 --------

     1.4. Technology Transfer. Promptly after the date hereof, MSD shall
          -------------------
disclose to MST all Licensed Technology. Thereafter, upon the disclosure to MSD of any additional Licensed Technology, MSD shall promptly disclose to MST such additional Licensed Technology. MSD shall, from time to time upon the request of MST, deliver to MST a copy of any and all physical embodiments of the Licensed Technology, and MSD shall take such other reasonable action, at its own expense, as MST may request in order to allow MST to practice the Licensed Technology in accordance with the licenses granted above.

     1.5. Agreement to Manufacture Products. In the event MST wishes to
          ---------------------------------
incorporate into a product or service any intellectual property licensed to IGEN which IGEN is restricted from allowing MST to use, at MST's request, either IGEN or MSD shall use all reasonable commercial efforts to develop, manufacture, and market such product or service, and MST shall, at MST's option, either (i) reimburse IGEN (or MSD, as the case may be) for the cost of commercializing such product or service (such cost to be calculated based on generally accepted accounting principles), in which case MST shall be entitled to all revenue derived from the sale of such product or service or (ii) IGEN (or MSD, as the case may be) shall be reimbursed for such cost from the revenue of the sale of such product or service, in which case any such revenue in excess of such cost shall be remitted to MST.

2. Term and Termination.
   --------------------

     2.1. Term. Unless sooner terminated in accordance with the terms hereof, or
          ----
otherwise, this Agreement, and the license herein grated to MST, shall continue in effect indefinitely; provided that in the event that (i) either MST or IGEN
                        --------
ceases to be a Class A Member of MSD, or (ii) the joint venture as described in the Joint Venture Agreement expires or is terminated, the license granted to MST shall continue indefinitely for any IGEN Technology and IGEN Improvements granted to MST during the period of time that both IGEN and MST were Class A Members of MSD and the joint venture as described in the Joint Venture Agreement was in effect. From such time as (i) either IGEN or MST ceases to be a Class A Member of MSD, or (ii) the joint venture as described in the Joint Venture Agreement expires or is terminated, IGEN shall no longer grant or be under any obligation to grant to MST any license to practice any new IGEN Technology or IGEN Improvements.

     2.2. Breach and Remedies. If either party commits a material breach of any
          -------------------
of the terms of this Agreement, the other party may notify the defaulting party in writing, specifying the nature of the breach or the obligation that the defaulting party has failed to meet. If the defaulting party fails to cure the breach or meet the obligation specified within a period of sixty (60) days after service of such written notice, then the party not in default may terminate this Agreement forthwith by serving written notice of such termination upon the defaulting party.

3. Effective Date. This Agreement shall become effective as of the date the
   --------------
Joint Venture Agreement is signed.

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4. Applicable Law. This Agreement and the relationships between the parties
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shall be governed in all respects by the laws of the State of Delaware.

5. Notices. All notices required or permitted by this Agreement shall be given
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in writing and shall be deemed effective when personally delivered or when delivered by registered or certified mail, to the address of each party set forth in the preamble to this Agreement. The facsimile numbers of the parties are as follows: MSD: (301) 208-3799; MST: (617) 354-1912; IGEN: (301) 230-0158.

Such notices may also be sent by telex, telegram, or facsimile transmission, and shall be deemed effective upon receipt by the other party if confirmed in writing by the sender via registered or certified mail delivered within ten (10) days thereafter or if sent by telecopier or facsimile, it shall be deemed effective at the time when received in legible form by the recipient at such address and when the recipient has been requested to acknowledge receipt of the entire telecopier or facsimile transmission upon the sending or receiving the acknowledgment of receipt of the entire telecopier or facsimile transmission upon the sending or receiving the acknowledgement of receipt (which acknowledgement the recipient will promptly give). Either party may at any time during this Agreement designate a different person or address for notices by notice to the other in the manner prescribed herein.

6. Amendments. No modification or waiver of any provision of this Agreement
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shall be valid unless it is in writing and signed by all the parties hereto.

7. Entire Agreement. This Agreement, including all agreements referred to
   ----------------
herein, constitute the entire agreement among the parties with respect to the subject matter hereof.

8. Assignment. MST may assign its rights or obligations under this Agreement
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upon prior written consent of MSD and IGEN. All provisions of this Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and respective successors (whether by consolidation, merger, or otherwise), and assigns.

9. Confidentiality. All parties to this Agreement are subject to the
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confidentiality obligations described in Sections 5.1 through 5.4 of the JV
Agreement.

10. Counterparts. This Agreement may be executed in one or more counterparts,
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each of which shall be an original but al of which shall together constitute a single agreement.


                  [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the 30th day of November, 1995.

                                               MESO SCALE DIAGNOSTICS, LLC.


                                               By:    /s/ Jacob Wohlstadter
                                                   -----------------------------
                                               Name:  Jacob Wohlstadter
                                               Title: President

                                               MESO SCALE TECHNOLOGIES, LLC.


                                               By:    /s/ Jacob Wohlstadter
                                                   -----------------------------
                                               Name:  Jacob Wohlstadter
                                               Title: President

                                               IGEN, INC.


                                               By:    /s/ Richard Massey
                                                   -----------------------------
                                               Name:  Richard Massey
                                               Title: President